Tax Receivables and Tax Payables	12 Months Ended
Dec. 31, 2021
Tax Receivables And Tax Payables [Abstract]
Tax Receivables and Tax Payables

24. Tax receivables and tax payables

The breakdown in the account is as follows:

	At December 31,	At December 31,
(EUR thousand)	2021	2020
Tax Receivables	25,063	14,188
Tax Payables	(19,440)	(18,543)

As of December 31, 2021 the Group re-assessed the classification of VAT receivables and payables in its consolidated statement of financial position. These items were previously reported as tax receivables and payables and are now being reported as other receivables and payables in accordance with IAS 12. The Group applied such reclassification retrospectively that resulted in the decrease of tax receivable and payables, respectively, of EUR 10,845 thousand and EUR 583 thousand at December 31, 2020 with a corresponding increase in other receivables and payables. The reclassification has no impact on the profit/(loss) and basic and diluted earnings per share of the Group for the years ended December 31, 2020.

Tax receivables amount increase significantly compared to the previous year mainly due to increased CIT advance payments (EUR 9,577 thousand in 2021, EUR 5,658 thousand in 2020), credit for tax grants (EUR 8,687 thousand in 2021, EUR 4,887 thousand in 2020), Patent Box credit not yet offset (EUR 3,191 thousand in 2021).

Tax liabilities slightly increase compared to 2020, mainly due to increased CIT liabilities.